UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2010

BLACKWATER MIDSTREAM CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-51403 (Commission File Number)	26-2590455 (IRS Employer Identification No.)

660 LaBauve Drive Westwego, LA (Address of Principal Executive Offices)	70094 (Zip Code)

(504) 340-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement.

On October 29, 2010, Blackwater New Orleans, L.L.C. (the “Borrower” and “BWNO”), a wholly-owned subsidiary of Blackwater Midstream Corp. (the “Company”) entered into a Fourth Amendment to Credit Agreement (the “Fourth Amendment”) and a Term Note (the “Term Note”), in the principal amount of $4,695,456.03 with JP Morgan Chase Bank, N.A. (“JPM”).  This Fourth Amendment consolidates the Company’s prior loans pursuant to the original credit agreement, dated December 23, 2008,  a letter agreement dated April 21, 2009, three subsequent amendments to that original credit agreement, dated February 12, 2010, June 22, 2010, and September 29, 2010, respectively, a line of credit and a subsequent non-revolving line of credit. Additionally, the Company requested, and JPM agreed, to fund an additional line of credit advance in the amount of $374,160.00 for capital improvements to the Company’s Westwego, Louisiana facility. This additional advance was incorporated into the new Term Note.  Consolidation of the above referenced loans, along with the line of credit advance, results in the creation of a single term loan in the principal amount of $4,695,456.03, calculated as follows:

Credit Agreement, as amended= $3,689,796.03
Line of Credit Note = $500,000.00
Non-Revolving Line of Credit = $131,500.00
Advance = $374,160.00

The Term Note bears interest at the annual rate of 1.50% above the Prime Rate, subject to certain minimum rate requirements. The Term Note provides for consecutive monthly installments of principal in the amount of $97,822.00, commencing October 31, 2010 and continuing on the last day of each calendar month thereafter, until maturity on September 30, 2014; along with related interest.  All unpaid principal and accrued unpaid interest is finally due and payable on September 30, 2014.

Pursuant to the Term Note, the proceeds of the loan shall be used only to refinance BWNO’s existing indebtedness to JPM related to financing the purchase of real estate and improvements located at 660 LaBauve Drive, Westwego, LA and the construction of certain assets on same such property.

A copy of the Term Note and the Fourth Amendment to Credit Agreement are included as exhibits to this current report on Form 8-K.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit Description
10.1 *	Term Note Agreement with JP Morgan Chase Bank, N.A.
10.2 *	Fourth Amendment to Credit Agreement with JP Morgan Chase Bank, N.A.
10.3 **
Completion of the Acquisition of the Westwego, LA Terminal by and between the Blackwater New Orleans, LLC and NuStar Terminals Operations Partnership, L.P., dated December 23, 2008 and loan agreements by and between Blackwater New Orleans, LLC and JP Morgan Chase Bank, N.A, in the principal amount of $2,500,000 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on December 23, 2008).

10.4 **
Loan agreements and the First Amendment to Credit Agreement, dated February 12, 2010 by and between Blackwater New Orleans, LLC and JP Morgan Chase Bank, N.A, in the principal amount of $2,150,000 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on February 18, 2010).

10.5 **
Loan agreements and the Second Amendment to Credit Agreement, dated June 30, 2010 by and between Blackwater New Orleans, LLC and JP Morgan Chase Bank, N.A. (incorporated by reference to the Company’s Quarterly Report on Form 10-Q filed with the Commission on August 10, 2010).

10.6 **
Loan agreements, dated August 16, 2010 by and between Blackwater New Orleans, LLC and JP Morgan Chase Bank, N.A, (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on August 19, 2010).

10.7 **
Loan agreements and the Third Amendment to Credit Agreement, dated September 29, 2010 by and between Blackwater New Orleans, LLC and JP Morgan Chase Bank, N.A, in the principal amount of $3,766,666.78 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the Commission on September 29, 2010)

*	Filed herewith.
**	Incorporated by referenced to prior filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 01, 2010

BLACKWATER MIDSTREAM CORP. a Nevada corporation

By:	/s/ Donald St. Pierre
Donald St.Pierre
Chief Financial Officer